Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible assets and goodwill
Intangible assets and goodwill

10. Intangible assets

	December 31,
	2017	2016
	(€ in thousands)
Software	573	515
Licenses	136	162
Prepayments made on intangible assets	402	165
Total	1,111	842

The increase in software and prepayments made on intangible assets occurred as a result of the purchase of software licenses in connection with our new ERP system as well as related capitalized customizing cost.